1 Bank of America Leveraged Finance Conference NOVEMBER 2017 1

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays or unexpected costs in completing the restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks; (viii) acquisition of TOKIN may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that could limit our flexibility in operating our business; (xx) disruption to our information technology systems to function properly or control unauthorized access to our systems may cause business disruptions; (xxi) additional exercise of the warrant by K Equity, LLC which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions; (xxii) fluctuation in distributor sales could adversely affect our results of operations, (xxiii) earthquakes and other natural disasters could disrupt our operations and have a material adverse effect on our financial condition and results of operations. 2 2

14 In products that can be found anywhere 3

4 © KEMET Electronics. All Rights Reserved. Semiconductor Industry vs. Capacitor Industry Billion US$ $- $20 $40 $60 $80 $100 $120 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 CY1 3 Q 1 Q 2 Q 3 Q 4 CY1 4 Q 1 Q 2 Q 3 Q 4 CY1 5 Q 1 Q 2 Q 3 Q 4 CY1 6 Q 1 Q 2 Q 3 Q 4 CY1 7 Q 1 Q 2 C A P A CITOR IND U S T R Y Capacitors Semiconductors

5 Sales Summary - Q2 FY18 (Unaudited) Telecom 14% Computer 21% Consumer 15% Ind/Light 27% Automotive 14% Def 4% Med 5% INDUSTRY Distributors 36% EMS 15% OEM 49% CHANNEL Americas 20% EMEA 22% JPKO 15% APAC 43% REGION TA 41% CE 22% F&E 16% MSA 21% PRODUCT LINE 5

KEMET Market Share Pro forma Panasonic 35% KEMET 42% Others 23% Tantalum Capacitors (est. $1.7B)**Polymer Capacitors (est. $0.6B)* AVX 30% KEMET 33% Panasonic 12% Rohm 4% Vishay 9% Samsung 3% Others 9% Market Share (FY17E) * Management Estimates **Paumanok Publications. Passive Electronics Components: World Market Outlook: 2017-2022 © KEMET Electronics. All Rights Reserved. 6

7 Company Overview Post TOKIN Acquisition Simpsonville Ciudad Victoria, Monterrey & Matamoros, Mexico Evora, Portugal Pontecchio, Italy Kyustendil, Bulgaria Anting, China Carson City, NV Batam, Indonesia Suomussalmi, FinlandGranna & Farjestaden, Sweden Suzhou, China Skopje, Macedonia Xiamen, China Toyama, Japan Shiroishi, Japan Sendai, Japan Bang Pakong, Thailand Biên Hòa, Vietnam • Global manufacturer of tantalum, multilayer ceramic, solid and electrolytic, aluminum and film and paper capacitors, electro magnetic capability devices, and sensors and actuators • 24 manufacturing plants located in North America, Europe and Asia • employees worldwide (15,800) – USA 700 Mexico 5,800 Japan 1,100 – Asia 6,600 Europe 1,600 • Recognized as the “Easy to buy from Company” (ETBF) and “Easy to design in” (E2Di)

Location Business Group Simpsonville, USA Ta, Ce Carson City, USA Ta Matamoros, Mexico Ta Victoria, Mexico Ta Monterrey, Mexico (2) Ce Location Business Group Evora, Portugal F&E, Ta Skopje, Macedonia F&E Gränna, Sweden F&E Suomussalmi, Finland F&E Kyustendil, Bulgaria F&E Pontecchio, Italy F&E Location Business Group Suzhou,China Ta Toyama, Japan Ta Chachoengsao, Thailand Ta Shiroishi, Japan MS&A Sendai, Japan MS&A Bien Hoa, Vietnam MS&A Xiamen, China MS&A Batam, Indonesia F&E Anting, China F&E Americas EMEA Asia Manufacturing Locations 8

9 Allocation from sale of EMD (relay) BU Selling price $ 422.0 (US $) NEC loan $ (222.4) Fees & Taxes (estimated) $ (10.6) BALANCE $ 189.0 50% to NEC $ (94.5) 50% to KEMET & TOKIN $ (94.5) REMAINDER $ - KEMET purchase of remaining NT shares from NEC Purchase of shares (KEMET cash) $ 52.5 50% of net proceeds $ 94.5 TOTAL $ 147.0 Excess cash to KEMET & TOKIN EMD proceeds $ 94.5 Purchase of shares (KEMET cash) $ (52.5) $ 42.0 “The Deal”

24 Manufacturing Plants* 15,800 Employees* 48 billion Components Shipped per year* Ship to 97 Countries Founded 1919 $ $1.1B* * IncludesTOKIN 10

PRE AND POST TOKIN TRANSACTION (Non-GAAP) Pre-TOKIN MARCH 2017 Post-TOKIN SEPT 2017 Revenue $198.0 $301.5 Adjusted gross margin $50.2 $85.0 AGM% 25.4% 28.2% Adjusted Net Income $7.8 $26.0 Adjusted EBITDA $27.2 $49.5 Cash $110.2 $254.0 Debt $388.3 $332.0 (in millions) 11

Share Price 12

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Quote & Price Management MobileApps kemet.com3.0 Next Level website ENGINNERING CENTER Search Engine & selection tool Simulation Tools Digital Engagement Platform Improved Design Tools FY18 16

17 © KEMET Electronics. All Rights Reserved. The world’s largest taxi company owns no vehicles The world’s most popular media owner creates no content The world’s largest accommodation provider owns no real estate The world’s most valuable retailer has no inventory F The Digital Transformation Playbook, 64 & 65, David L. Rogers Our World, Right Now

DC Link Wearables 226M units in 2016 to 505M units in 2021

19 © KEMET Electronics. All Rights Reserved. DC Link Electric Vehicles 35% of global new car sales by 2040

20 © KEMET Electronics. All Rights Reserved. DC Link Computers that See Image Recognition 30% CAAGR through 2021

21 © KEMET Electronics. All Rights Reserved. DC Link Server growth Telecommunication Driver Every 600 new phones that go on line will require 1 new server 1 0 0 1 0 01 0 0 1 0 0 1 0 0 1 0 0

22 © KEMET Electronics. All Rights Reserved. China Insights Last 10 years GDP was built on B2B, next 10 years is on B2C EV completely replacing ICE car in China will happen much faster than we think Internet of Things, connected and everything smart “Shared” is the trend 1.4 billion digital savvy citizens

Delivery Robots InterContinental Hotel Suzhou, China 23

Financial Information

Financial Trends Quarterly Sales Summary U.S. GAAP (Unaudited) 1. TOKIN results exclude the EMD business which was sold on April 14, 2017. 1. Net sales include sales between KEMET and TOKIN of $7.0 million, $7.2 million and $6.2 million for the quarters ended September 30, 2016, December 31, 2016 and March 31, 2017, respectively. Upon acquisition, inter-company sales were eliminated. 1. Proforma sales information assuming TOKIN was owned for the entire quarter. 25

Financial Trends Cash and Cash Equivalents U.S. GAAP (Unaudited) 1. TOKIN results exclude the EMD business which was sold on April 14, 2017. 26

LTM Operating Income Margins U.S. GAAP (Unaudited) 27

LTM Adjusted EBITDA Margins Non-GAAP (Unaudited) 28

FY18 Q2, FY18 Q1 & FY17 Q2 Comparison U.S. GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Sep 2017 Jun 2017 Sep 2016 Net sales $ 301,471 $ 274,000 $ 187,308 Gross margin (1),(2) $ 85,076 $ 74,437 $ 46,516 Gross margin as a percentage of net sales 28.2% 27.2% 24.8% Selling, general and administrative (1),(2) $ 42,417 $ 35,631 $ 25,843 SG&A as a percentage of net sales 14.1% 13.0% 13.8% Operating income (loss) (1) $ 31,643 $ 27,784 $ 3,374 Net income (loss) $ 12,849 $ 220,606 $ (4,998) Per basic and diluted share data: Net income (loss) per basic share $ 0.26 $ 4.66 $ (0.11) Net income (loss) per diluted share 0.22 3.82 (0.11) Weighted avg. shares - basic 49,819 47,381 46,590 Weighted avg. shares - diluted 58,409 57,731 46,590 (1) September 30, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. (2) Results for the quarter ended June 30, 2017 have been reclassified to conform to the current period presentation where certain regional SG&A amounts have been allocated to costs of goods sold. 29

FY18 Q2, FY18 Q1 & FY17 Q2 Comparison Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Sep 2017 Jun 2017 Sep 2016 Net sales $ 301,471 $ 274,000 $ 187,308 Adjusted gross margin (1)(2) $ 85,418 $ 74,747 $ 46,936 Adjusted gross margin as a percentage of net sales 28.3% 27.3% 25.1% Adjusted selling, general and administrative (1),(2) $ 38,900 $ 33,745 $ 22,346 Adjusted SG&A as a percentage of net sales 12.9% 12.3% 11.9% Adjusted operating income (loss) (1) $ 36,902 $ 31,658 $ 17,615 Adjusted net income (loss) $ 26,475 $ 19,242 $ 6,955 Adjusted EBITDA $ 49,918 $ 43,291 $ 26,912 Adjusted EBITDA margin as a percentage of net sales 16.6% 15.8% 14.4% Per share data: Adjusted net income (loss) - basic $ 0.53 $ 0.41 $ 0.15 Adjusted net income (loss) - diluted $ 0.45 $ 0.33 $ 0.13 Weighted avg. shares - basic 49,819 47,381 46,590 Weighted avg. shares - diluted 58,409 57,731 53,834 (1) September 30, 2016 adjusted due to the adoption of ASU No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. (2) Results for the quarter ended June 30, 2017 have been reclassified to conform to the current period presentation where certain regional SG&A amounts have been allocated to costs of goods sold. 30

Financial Highlights (Unaudited) (1)Calculated as accounts receivable, net, plus inventories, net, less accounts payable. (1)Current quarter's accounts receivable divided by annualized current quarter’s Net sales multiplied by 365. (1)Current quarter's accounts payable divided by annualized current quarter's cost of goods sold multiplied by 365. (Amounts in millions, except DSO and DPO) Sep 2017 Jun 2017 FX Impact Cash, cash equivalents $ 253.7 $ 225.6 $ 0.7 Capital expenditures $ 10.5 $ 7.3 Short-term debt $ 20.4 $ 20.4 Long-term debt 326.4 330.3 Debt (discount)/premium and issuance costs (15.0) (15.5) Total debt $ 331.8 $ 335.2 $ — Equity $ 416.1 $ 385.3 $ 8.0 Net working capital (1) $ 200.8 $ 193.7 $ 4.2 Days in receivables (DSO) (2) 42 46 Days in payables (DPO) (3) 58 63 31

The human side of the equation 32

Kisengo Hospital Before After 33

Kisengo School Before After 34

35 © KEMET Electronics. All Rights Reserved.

Appendix

Adjusted Gross Margin Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Sep 2017 Jun 2017 Sep 2016 Net Sales $ 301,471 $ 274,000 $ 187,308 Gross Margin (U.S. GAAP) (1)(2) $ 85,076 $ 74,437 $ 46,516 Gross margin as a percentage of net sales 28.2% 27.2% 24.8% Adjustments: Stock-based compensation expense 342 310 301 Plant start-up costs — — 119 Adjusted gross margin (non-GAAP) $ 85,418 $ 74,747 $ 46,936 Adjusted gross margin as a percentage of net sales 28.3% 27.3% 25.1% (1) September 30, 2016 adjusted due to the adoption of ASU No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. (2) Results for the quarter ended June 30, 2017 have been reclassified to conform to the current period presentation where certain regional SG&A amounts have been allocated to costs of goods sold. 37

Adjusted Selling, General & Administrative Expenses Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Sep 2017 Jun 2017 Sep 2016 Net sales $ 301,471 $ 274,000 $ 187,308 Selling, general and administrative expenses (U.S. GAAP) (1)(2) $ 42,417 $ 35,631 $ 25,843 Selling, general, and administrative as a percentage of net sales 14.1% 13.0% 13.8% Less adjustments: ERP integration/IT transition costs — — 1,783 Stock-based compensation expense 1,142 745 754 Legal expenses/fines related to antitrust class actions 2,375 1,141 766 TOKIN investment-related expenses — — 194 Adjusted selling, general and administrative expenses (non- GAAP) $ 38,900 $ 33,745 $ 22,346 Adjusted selling, general, and administrative as a percentage of net sales 12.9% 12.3% 11.9% (1) September 30, 2016 adjusted due to the adoption of ASU No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. (2) Results for the quarter ended June 30, 2017 have been reclassified to conform to the current period presentation where certain regional SG&A amounts have been allocated to costs of goods sold. 38

Adjusted Operating Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands) Sep 2017 Jun 2017 Sep 2016 Operating income (loss) (U.S. GAAP) (1) $ 31,643 $ 27,784 $ 3,374 Adjustments: Restructuring charges 1,393 1,613 3,998 Legal expenses related to antitrust class actions 2,375 1,141 766 Stock-based compensation expense 1,530 1,101 1,104 Write-down and disposal of long-lived assets (39) 19 6,277 ERP integration/IT transition costs — — 1,783 TOKIN investment-related expenses — — 194 Plant start-up costs — — 119 Adjusted operating income (loss) (non-GAAP) $ 36,902 $ 31,658 $ 17,615 (1) Quarter ended September 30, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. 39

Adjusted Net Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Sep 2017 Jun 2017 Sep 2016 Net income (loss) (U.S. GAAP) $ 12,849 $ 220,606 $ (4,998) Adjustments: Equity (income) loss from TOKIN (224) (75,417) (181) Acquisition Gain (1,285) (135,588) — Net foreign exchange (gain) loss 1,891 5,043 (724) Restructuring charges 1,393 1,613 3,998 Legal expenses related to antitrust class actions 10,327 1,141 766 Stock-based compensation expense 1,530 1,101 1,104 (Gain) loss on early extinguishment of debt — 486 — Amortization included in interest expense 664 460 188 Income tax effect of non-U.S. GAAP adjustments (1) (631) (222) 29 Write-down and disposal of long-lived assets (39) 19 6,277 Change in value of TOKIN option — — (1,600) ERP integration/IT transition costs — — 1,783 TOKIN investment-related expenses — — 194 Plant start-up costs — — 119 Adjusted net income (loss) (non-GAAP) $ 26,475 $ 19,242 $ 6,955 Adjusted net income (loss) per share - basic $ 0.53 $ 0.41 $ 0.15 Adjusted net income (loss) per share - diluted $ 0.45 $ 0.33 $ 0.13 Adjusted EBITDA (non-GAAP) $ 49,918 $ 43,291 $ 26,912 Weighted avg. shares - basic 49,819 47,381 46,590 Weighted avg. shares - diluted 58,409 57,731 53,834 (1) The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction. 40

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Quarters Ended LTM (Amounts in thousands, except percentages) Dec 2015 Mar 2016 Jun 2016 Sep 2016 Sep 2016 Net Sales $ 177,184 $ 183,926 $ 184,935 $ 187,308 $ 733,353 Net income (loss) (8,600) (15,173) (12,205) (4,998) (40,976) Income tax expense (benefit) 2,760 2,056 1,800 830 7,446 Interest expense, net 9,848 9,925 9,920 9,904 39,597 Depreciation and amortization 9,674 10,160 9,436 9,440 38,710 EBITDA 13,682 6,968 8,951 15,176 44,777 Excluding the following items (Non-GAAP): Change in value of TOKIN options (700) — 12,000 (1,600) 9,700 Equity (gain) loss from TOKIN 6,505 11,648 (223) (181) 17,749 Restructuring charges 1,714 617 688 3,998 7,017 ERP integration costs / IT transition costs 167 859 1,768 1,783 4,577 Stock-based compensation expense 1,154 1,013 1,228 1,104 4,499 Legal expenses related to antitrust class actions 1,300 482 1,175 766 3,723 Net foreign exchange (gain) loss (1,036) 122 (1,920) (724) (3,558) TOKIN investment-related expenses 225 265 206 194 890 Plant start-up costs 160 319 308 119 906 Plant shut-down costs 231 141 — — 372 Write-down and disposal of long-lived assets 129 608 91 6,277 7,105 Adjusted EBITDA (non-GAAP) $ 23,531 $ 23,042 $ 24,272 $ 26,912 $ 97,757 Adjusted EBITDA Margin (non-GAAP) 13.3% 12.5% 13.1% 14.4% 13.3% 41

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Quarters Ended LTM (Amounts in thousands, except percentages) Mar 2016 Jun 2016 Sep 2016 Dec 2016 Dec 2016 Net Sales $ 183,926 $ 184,935 $ 187,308 $ 188,029 $ 744,198 Net income (loss) (15,173) (12,205) (4,998) 12,278 (20,098) Income tax expense (benefit) 2,056 1,800 830 1,810 6,496 Interest expense, net 9,925 9,920 9,904 9,913 39,662 Depreciation and amortization 10,160 9,436 9,440 9,095 38,131 EBITDA 6,968 8,951 15,176 33,096 64,191 Excluding the following items (Non-GAAP): Change in value of TOKIN options — 12,000 (1,600) (6,900) 3,500 Equity (gain) loss from TOKIN 11,648 (223) (181) 133 11,377 Restructuring charges 617 688 3,998 (369) 4,934 ERP integration costs / IT transition costs 859 1,768 1,783 1,734 6,144 Stock-based compensation expense 1,013 1,228 1,104 1,139 4,484 Legal expenses related to antitrust class actions 482 1,175 766 293 2,716 Net foreign exchange (gain) loss 122 (1,920) (724) (2,621) (5,143) TOKIN investment-related expenses 265 206 194 204 869 Plant start-up costs 319 308 119 — 746 Plant shut-down costs 141 — — — 141 Write-down and disposal of long-lived assets 608 91 6,277 132 7,108 Adjusted EBITDA (non-GAAP) $ 23,042 $ 24,272 $ 26,912 $ 26,841 $ 101,067 Adjusted EBITDA Margin (non-GAAP) 12.5% 13.1% 14.4% 14.3% 13.6% 42

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Fiscal Year (Amounts in thousands, except percentages) 2017 Net Sales $ 757,791 Net income (loss) 47,989 Income tax expense (benefit) 4,290 Interest expense, net 39,731 Depreciation and amortization 37,338 EBITDA 129,348 Excluding the following items (Non-GAAP): Change in value of TOKIN options (10,700) Equity (gain) loss from TOKIN (41,643) Restructuring charges 5,404 ERP integration costs / IT transition costs 7,045 Stock-based compensation expense 4,720 Legal expenses related to antitrust class actions 2,640 Net foreign exchange (gain) loss (3,758) TOKIN investment-related expenses 1,101 Plant start-up costs 427 Write-down and disposal of long-lived assets 10,671 Adjusted EBITDA (non-GAAP) $ 105,255 Adjusted EBITDA Margin (non-GAAP) 13.9% 43

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Quarter Ended LTM (Amounts in thousands, except percentages) Sep 2016 Dec 2016 Mar 2017 Jun 2017 Jun 2017 Net Sales $ 187,308 $ 188,029 $ 197,519 $ 274,000 $ 846,856 Net income (loss) (4,998) 12,278 52,914 220,606 280,800 Income tax expense (benefit) 830 1,810 (150) 1,150 3,640 Interest expense, net 9,904 9,913 9,994 10,894 40,705 Depreciation and amortization 9,440 9,095 9,367 12,243 40,145 EBITDA 15,176 33,096 72,125 244,893 365,290 Excluding the following items (Non-GAAP): Change in value of NEC TOKIN options (1,600) (6,900) (14,200) — (22,700) Equity (gain) loss from NEC TOKIN (181) 133 (41,372) (75,417) (116,837) Acquisition Gain — — — (135,588) (135,588) Restructuring charges 3,998 (369) 1,087 1,613 6,329 ERP integration costs / IT transition costs 1,783 1,734 1,760 — 5,277 Stock-based compensation expense 1,104 1,139 1,249 1,101 4,593 Legal expenses related to antitrust class actions 766 293 406 1,141 2,606 Net foreign exchange (gain) loss (724) (2,621) 1,507 5,043 3,205 NEC TOKIN investment-related expenses 194 204 497 — 895 Plant start-up costs 119 — — — 119 Write-down and disposal of long-lived assets 6,277 132 4,171 19 10,599 (Gain) loss on early extinguishment of debt — — — 486 486 Adjusted EBITDA (non-GAAP) $ 26,912 $ 26,841 $ 27,230 $ 43,291 $ 124,274 Adjusted EBITDA Margin (non-GAAP) 14.4% 14.3% 13.8% 15.8% 14.7% 44

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Quarters Ended LTM (Amounts in thousands, except percentages) Dec 2016 Mar 2017 Jun 2017 Sep 2017 Sep 2017 Net Sales $ 188,029 $ 197,519 $ 274,000 $ 301,471 $ 961,019 Net income (loss) 12,278 52,914 220,606 12,849 298,647 Income tax expense (benefit) 1,810 (150) 1,150 7,270 10,080 Interest expense, net 9,913 9,994 10,894 2,880 33,681 Depreciation and amortization 9,095 9,367 12,243 13,326 44,031 EBITDA 33,096 72,125 244,893 36,325 386,439 Excluding the following items (Non-GAAP): Change in value of TOKIN options (6,900) (14,200) — — (21,100) Equity (gain) loss from TOKIN 133 (41,372) (75,417) (224) (116,880) Acquisition Gain — — (135,588) (1,285) (136,873) Restructuring charges (369) 1,087 1,613 1,393 3,724 ERP integration costs / IT transition costs 1,734 1,760 — — 3,494 Stock-based compensation expense 1,139 1,249 1,101 1,530 5,019 Legal expenses related to antitrust class actions 293 406 1,141 10,327 12,167 Net foreign exchange (gain) loss (2,621) 1,507 5,043 1,891 5,820 TOKIN investment-related expenses 204 497 — — 701 Write-down and disposal of long-lived assets 132 4,171 19 (39) 4,283 (Gain) loss on early extinguishment of debt — — 486 — 486 Adjusted EBITDA (non-GAAP) $ 26,841 $ 27,230 $ 43,291 $ 49,918 $ 147,280 Adjusted EBITDA Margin (non-GAAP) 14.3% 13.8% 15.8% 16.6% 15.3% 45

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors for the reasons described below. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted operating income is useful to investors to provide a supplemental way to understand the underlying operating performance of the Company and monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP. Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. 46

Non-GAAP Financial Measures Continued Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 47